                                                                   EXHIBIT 10.10

         AMENDMENT NO. 1 TO AMENDED AND RESTATED 5-YEAR CREDIT AGREEMENT


         This amendment (this "Amendment") is entered into as of March 31, 2000 by and among LANIER WORLDWIDE, INC., a Delaware corporation (the "Company"), one or more Subsidiaries of the Company (whether now existing or hereafter formed, collectively referred to herein as the "Subsidiary Borrowers" and together with the Company, the "Borrowers"), the institutions from time to time parties hereto as Lenders, ABN AMRO BANK, N.V. in its capacity as administrative agent (the "Administrative Agent") for itself and the other Lenders, SUNTRUST BANK, ATLANTA, as Syndication Agent (the "Syndication Agent"), and WACHOVIA BANK N.A., as Documentation Agent (the "Documentation Agent").


                                    RECITALS


         A. The Borrowers, the Agents and the Lenders are party to that certain Amended and Restated 5-Year Credit Agreement dated as of October 20, 1999, as amended by that certain Amendment No. 1 dated as of November 4, 1999, as amended by that certain Amended and Restated 5-Year Credit Agreement dated as of December 31, 1999 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrowers, the Agents and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendments to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                           (a)      Section 7.3(H)(i) of the Credit Agreement
shall be amended by deleting such subsection in its entirety and inserting the following new Section 7.3(H)(i):

         "(i)     Investments by the Company or any Subsidiary in any
         Wholly-Owned Subsidiary which is a Guarantor or in any Domestic Subsidiary that is organized by the Company to serve as a so-called "bankruptcy remote subsidiary" in connection with a securitization of Receivables, to the extent such securitization is permitted under Sections 7.3(A) and 7.3(D)(vii)."

                           (b)      Section 7.3(O) of the Credit Agreement shall
be amended by adding the following proviso to the end of such Section:

         "; provided, however, that Section 7.3(O) shall not apply to a Domestic Subsidiary that is organized by the Company to serve as a so-called "bankruptcy remote subsidiary" in connection with a securitization of Receivables, to the extent such securitization is permitted under Sections 7.3(A) and 7.3(D)(vii)."

                           (c)      Section 7.3(R) of the Credit Agreement shall
be amended by adding the following proviso to the end of such Section:

         "; provided, however, that Section 7.3(R) shall not apply to a Domestic Subsidiary that is organized by the Company to serve as a so-called "bankruptcy remote subsidiary" in connection with a securitization of Receivables, to the extent such securitization is permitted under Sections 7.3(A) and 7.3(D)(vii)."

                  2. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

                           (a)      Such Borrower has the requisite power and
authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by such Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally;

                           (b)      Each of the representations and warranties
contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

                           (c)      After giving effect to this amendment, no
Default or Unmatured Default has occurred and is continuing.

                  3. Effective Date. Section 1 of this Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Agents and the Required Lenders (the "Effective Date").

                  4.       Reference to and Effect Upon the Credit Agreement.

                           (a)      Except as specifically amended above, the
Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (b)      The execution, delivery and effectiveness of
this Amendment shall not operate as a waiver or any other right, power or remedy of any Agent or Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import shall mean and be a reference to the Credit

Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  5. Costs and Expenses. Each Borrower hereby affirms its obligation under Section 11.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, syndication, review, proposed or completed amendment, waiver or modification, and administration of the Loan Documents.

                  6. GOVERNING LAW. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of such counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

LANIER WORLDWIDE, INC., as the Company

By:
         Name:
         Title:

LANIER EUROPE AG, as a Subsidiary Borrower

By:
         Name:
         Title:

LANIER EUROPE B.V., as a Subsidiary Borrower

By:
         Name:
         Title:

LANIER HOLDINGS, INC., as a Subsidiary Borrower

By:
         Name:
         Title:

LANIER PUERTO RICO, INC., as a Subsidiary Borrower

By:
         Name:
         Title:

ABN AMRO BANK N.V., as Administrative Agent, Issuing Bank, Dollar Swing Line Bank, Alternate Currency Bank, and Lender

By:
         Name:
         Title:

ABN AMRO BANK N.V., BELGIUM BRANCH, as Multicurrency Swing Line Bank and
Lender

By:
         Name:
         Title:

SUNTRUST BANK, ATLANTA, as Syndication Agent and Lender

By:
         Name:
         Title:

WACHOVIA BANK N.A., as Documentation Agent and Lender

By:
         Name:
         Title:

FIRST UNION NATIONAL BANK., as Lender

By:
         Name:
         Title:

BANK ONE, NA (MAIN CHICAGO OFFICE), as Lender

By:
         Name:
         Title:

BANCO POPULAR DE PUERTO RICO, as Lender

By:
         Name:
         Title:

BANK OF MONTREAL, as Lender

By:
         Name:
         Title:

THE BANK OF NEW YORK, as Lender

By:
         Name:
         Title:

THE BANK OF NOVA SCOTIA, as Lender

By:
         Name:
         Title:

THE BANK OF TOKYO-MITSUBISHI LTD., as Lender

By:
         Name:
         Title:

BANQUE NATIONALE DE PARIS, as Lender

By:
         Name:
         Title:

CREDIT SUISSE FIRST BOSTON, as Lender

By:
         Name:
         Title:

DRESDNER BANK LATEINAMERIKA AKTIENGESELLSCHAFT, MIAMI AGENCY, as Lender

By:
         Name:
         Title:

FIRSTAR BANK N.A., as Lender

By:
         Name:
         Title:

REGIONS BANK, as Lender

By:
         Name:
         Title:

BANCA DI ROMA, NEW YORK BRANCH, as Lender

By:
         Name:
         Title:

ERSTE BANK, NEW YORK BRANCH, as Lender

By:
         Name:
         Title:

HIBERNIA NATIONAL BANK, as Lender

By:
         Name:
         Title:

COMERICA BANK, as Lender

By:
         Name:
         Title:

IBM CREDIT CORPORATION

By:
       Name:
       Title:

CHANG HWA

By:
       Name:
       Title:

FUJI BANK

By:
       Name:
       Title: